SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)           January 1, 1996

                             First Union Corporation

             (Exact name of registrant as specified in its charter)

    North Carolina                      1-10000                 56-0898180
(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                    File Number)           Identification No.)

                  One First Union Center
                 Charlotte, North Carolina                  28288-0013
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code          (704)374-6565


         (Former name or former address, if changed since last report.)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

                  On January 1, 1996, First Union Corporation ("FUNC") acquired First Fidelity Bancorporation ("FFB") by means of a merger of FFB with and into a wholly-owned subsidiary of FUNC (the "Merger"). FFB is a New Jersey-based multi-bank holding company with banking offices in New Jersey, Maryland, Connecticut, New York and Delaware. As of September 30, 1995, FFB had $35.3 billion in assets.

                  As a result of the merger, each of the 78.7 million net outstanding shares of FFB common stock was converted into 1.35 shares of FUNC common stock, with cash being paid for fractional share interests. In addition, the 3.0 million net outstanding shares of FFB Series B Convertible Preferred Stock ("FFB Series B") were converted into a like number of shares of FUNC Series B Convertible Class A Preferred Stock ("FUNC Series B") having substantially identical terms as the FFB Series B, the 350,000 outstanding shares of FFB Series D Adjustable Rate Cumulative Preferred Stock ("FFB Series D") were converted into a like number of shares of FUNC Series D Adjustable Rate Cumulative Class A Preferred Stock ("FUNC Series D") having substantially identical terms as the FFB Series D, and the 3.0 million net outstanding FFB Depositary Receipts (each representing a 1/40th interest in a share of FFB Series F 10.64% Preferred Stock ("FFB Series F")) were converted into a like number of FUNC Depositary Receipts (each representing 1/40th interest in FUNC Series F 10.64% Class A Preferred Stock ("FUNC Series F")) having substantially identical terms as the FFB Series F.

                  The terms of the FUNC Series B, FUNC Series D and FUNC Series F are set forth in FUNC's Articles of Amendment to its Articles of Incorporation (the "Amendment"), a copy of which is being filed as an exhibit to this report. A copy of a deposit agreement, dated as of January 1, 1996, between FUNC and First Union National Bank of North Carolina, as Depositary ("Deposit Agreement"), relating to the FUNC Depositary Receipts, is also being filed as an exhibit to this report. The foregoing discussion is qualified in its entirely by reference to the Amendment and the Deposit Agreement.

                  In connection with the Merger, Anthony P. Terracciano, Juan Rodriguez Inciarte, Edward E. Barr, Arthur M. Goldberg, Frank M. Henry and Joseph Neubauer, who formally were directors of FFB, have been elected directors of FUNC by the FUNC Board of Directors. Mr. Terracciano, the former Chairman, President and Chief Executive Officer of FFB, has also been elected President of FUNC.

                 The information set forth under "THE MERGER - Interests of Certain Persons" in the Joint Proxy Statement/Prospectus, dated September 5, 1995 and included in FUNC's Registration Statement No. 33-62307, is incorporated herein by reference as additional information in response to this Item.




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Item 7.  Financial Statements and Exhibits.

    (a) Financial Statements. In response to this Item, the financial state-ments of FFB for the year ended December 31, 1994, are incorporated herein by reference in Exhibit (99)(a).

    (b) Pro Forma Financial Information. In response to this Item, certain pro forma financial information with respect to the Merger and certain other acquisitions for the period ended September 30, 1995, is incorporated herein by reference in Exhibit (99)(b).

    (c)  Exhibits.

Exhibit No.                                                    Description

    (2)                                              Agreement   and   Plan   of
                                                     Merger,  dated  as of  June
                                                     18,  1995,   by  and  among
                                                     FUNC,  FFB and First  Union
                                                     Corporation  of New Jersey.
                                                     (Incorporated  by reference
                                                     to  Exhibit  (99) to FUNC's
                                                     Current  Report on Form 8-K
                                                     dated June 21, 1995.)

    (4)(a)                                           Articles  of  Amendment  to
                                                     the  Registrant's  Articles
                                                     of Incorporation,  relating
                                                     to    the     shares     of
                                                     Registrant's    Series    B
                                                     Convertible     Class     A
                                                     Preferred  Stock,  Series D
                                                     Adjustable  Rate Cumulative
                                                     Class A Preferred Stock and
                                                     Series  F  10.64%  Class  A
                                                     Preferred Stock,  issued in
                                                     connection     with     the
                                                     acquisition of FFB.

    (4)(b)                                           Deposit Agreement, dated as
                                                     of January 1, 1996, between
                                                     FUNC   and   First    Union
                                                     National   Bank  of   North
                                                     Carolina,  relating  to the
                                                     Registrant's     Depositary
                                                     Receipts, each representing
                                                     a  1/40th   interest  in  a
                                                     share    of    Registrant's
                                                     Series  F  10.64%  Class  A
                                                     Preferred Stock.

   (99)(a)                                           Financial statements of
                                                     FFB. (Incorporated by
                                                     reference to Exhibit
                                                     (99)(b) to FUNC's
                                                     current Report on Form 8-K
                                                     dated June 30, 1995.)

   (99)(b)                                           Pro forma financial infor-
                                                     mation. (Incorporated by
                                                     reference to Exhibit
                                                     (99)(b) to FUNC's 1995
                                                     Third Quarter Report on
                                                     Form 10-Q.)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST UNION CORPORATION


   Date: January 10, 1996        By:       /s/  James H. Hatch
                                            ------------------------
                                                James H. Hatch
                                 Senior Vice President and Corporate Controller
                                          (Principal Accounting Officer)






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                                  EXHIBIT INDEX



Exhibit No.                                                   Description

    (2)                                              Agreement   and   Plan   of
                                                     Merger,  dated  as of  June
                                                     18,  1995,   by  and  among
                                                     FUNC,  FFB and First  Union
                                                     Corporation  of New Jersey.
                                                     (Incorporated  by reference
                                                     to  Exhibit  (99) to FUNC's
                                                     Current  Report on Form 8-K
                                                     dated June 21, 1995.)

    (4)(a)                                           Articles  of  Amendment  to
                                                     the  Registrant's  Articles
                                                     of Incorporation,  relating
                                                     to    the     shares     of
                                                     Registrant's    Series    B
                                                     Convertible     Class     A
                                                     Preferred  Stock,  Series D
                                                     Adjustable  Rate Cumulative
                                                     Class A Preferred Stock and
                                                     Series  F  10.64%  Class  A
                                                     Preferred Stock,  issued in
                                                     connection     with     the
                                                     acquisition of FFB.

    (4)(b)                                           Deposit Agreement, dated as
                                                     of January 1, 1996, between
                                                     FUNC   and   First    Union
                                                     National   Bank  of   North
                                                     Carolina,  relating  to the
                                                     Registrant's     Depositary
                                                     Receipts, each representing
                                                     a  1/40th   interest  in  a
                                                     share    of    Registrant's
                                                     Series  F  10.64%  Class  A
                                                     Preferred Stock.

   (99)(a)                                           Financial statements of
                                                     FFB. (Incorporated by
                                                     reference to Exhibit
                                                     (99)(b) to FUNC's
                                                     current Report on
                                                     Form 8-K dated June 30,
                                                     1995.)

   (99)(b)                                           Pro forma financial infor-
                                                     mation.  (Incorporated by
                                                     reference to Exhibit
                                                     (99)(b) to FUNC's 1995
                                                     Third Quarter Report on
                                                     Form 10-Q.)



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